UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: May 7, 2017

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

As reported on the Current Report on Form 8-K filed on March 8, 2017, Function(x) Inc., (“Function(x)” or the “Company”), entered into a Binding Term Sheet (the “Binding Term Sheet”) with BumpClick LLC. (“BumpClick”), providing that Function(x) will purchase all of the equity interests of BumpClick (the “Transaction”) from Sean Beckner (“Beckner”).

On May 7, 2017, the Company and BumpClick entered into an Amendment to Binding Term Sheet (the “Amendment”), which amended the Binding Term Sheet as follows:

•	The Binding Term Sheet shall terminate on June 30, 2017 if a purchase agreement has not been signed by Function(x) and BumpClick.

•	The consideration for the Transaction is amended as follows:

o
On the Closing Date, the Company shall issue Beckner Fifteen Million Dollars ($15,000,000) in shares of the Company’s common stock (the “Closing Date Shares”), valued at the weighted average closing price of such common shares of the Company for the fifteen (15) trading day period prior to the closing of the Transaction. Six Million Dollars ($6,000,000) in value of such shares shall be held in escrow, and shall be released based upon the achievement of certain performance criteria.

o
On the closing date, the Company shall issue Beckner Ten Million Dollars ($10,000,000) in stated value of a new class of convertible preferred stock of the Company (the “Preferred”). The Preferred shall be convertible into shares of the Purchaser’s common stock at a price of $1.05 per share.

o
Four months after the closing date (the “Put/Call Date”), Beckner shall have a right to require the Company to purchase all the Preferred for an aggregate purchase price of $11,000,000. Beckner shall have 30 days from the Put/Call Date to exercise such right. If Beckner exercises the right and the Company fails to close within ten days of Beckner’s giving notice to the Company of his desire to exercise such right, Beckner shall have a right to unwind the transaction in its entirety on the eleventh day following his notice. If the transaction is unwound, Beckner shall receive all equity interests in BumpClick, and the Company shall receive any consideration paid to Beckner, except that Beckner shall have a right to retain $1,500,000 of stated value of the Preferred.

o	During the 30-day period following the Put/Call Date, the Company shall have a right to acquire all the Preferred for an aggregate purchase price of $12,000,000.

o
If the Company raises at least $30,000,000 in net cash proceeds during the four-month period following the closing date, that shall constitute a mandatory redemption right with respect to the Preferred. The redemption price shall initially be at the stated value of the Preferred and shall increase by $250,000 each month.

o
The number of shares issued to Beckner shall not exceed 19.99% of the Company’s common shares outstanding until the Company’s shareholders shall have approved such issuance and such issuance shall have become effective. The Company shall promptly seek shareholder approval for such issuance.

o	Except as described above, all terms and conditions of the Binding Term Sheet shall remain in full force and effect.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference. The foregoing description of the Amendment is qualified in their entirety by reference to the full text of the Amendment filed with this Current Report on Form 8-K.

The Amendment has been included to provide investors with information regarding the terms of the Transaction.  The Amendment is not intended to provide any other factual information about the Company, BumpClick or their respective subsidiaries or affiliates. To the extent the Amendment contains representations or warranties, the assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of such term sheet. Accordingly, you should read the representations and warranties in the Amendment and the definitive documents to be prepared in connection therewith not in isolation but only in conjunction with the other information about Function(x), BumpClick and their respective subsidiaries that are included in reports, statements and other filings made by Function(x) with the Securities and Exchange Commission.

Item 8.01. Other Events.

On May 11, 2017, the Company issued a press release relating to entering into the Amendment. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Binding Term Sheet, dated May 7, 2017 between Function(x) Inc. and BumpClick LLC
99.1	Press Release, dated May 11, 2017

 Additional Information about the Transaction and Forward-Looking Statements

This document contains forward-looking statements concerning the Transaction, future financial and operating results, benefits and synergies of the Transaction, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Transaction to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which DraftDay and Rant operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2016 and Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2016. These forward-looking statements speak only as of the date of this communication and Viggle assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION(X) INC.

Date: May 11, 2017	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President